Exhibit 1

                                    AGREEMENT

     Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Concorde Career Colleges, Inc.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     Executed this 4th day of March, 1997.



                                   /s/ Edward L. Cahill
                                   ----------------------------------
                                   Edward L. Cahill


                                   /s/ David L. Warnock
                                   ----------------------------------
                                   David L. Warnock


                                   CAHILL, WARNOCK STRATEGIC
                                   PARTNERS FUND, L.P.

                                   By:  Cahill, Warnock Strategic Partners,
                                        L.P., its Sole General Partner

                                        By: /s/ Edward L. Cahill
                                            ----------------------------------
                                            Edward L. Cahill, General Partner


                                        By: /s/ David L. Warnock
                                            ----------------------------------
                                            David L. Warnock, General Partner


                                   CAHILL, WARNOCK STRATEGIC
                                   PARTNERS, L.P.

                                   By: /s/ Edward L. Cahill
                                       ----------------------------------
                                       Edward L. Cahill, General Partner


                                   By: /s/ David L. Warnock
                                       ----------------------------------
                                       David L. Warnock, General Partner



                                   STRATEGIC ASSOCIATES, L.P.

                                   By:  Cahill, Warnock & Co., LLC, its
                                        sole General Partner

                                        By: /s/ Edward L. Cahill
                                            ----------------------------------
                                            Edward L. Cahill, Member

                                        By: /s/ David L. Warnock
                                            ----------------------------------
                                            David L. Warnock, Member


                                   CAHILL, WARNOCK & CO., LLC

                                   By: /s/ Edward L. Cahill
                                       ----------------------------------
                                       Edward L. Cahill, Member


                                   By: /s/ David L. Warnock
                                       ----------------------------------
                                       David L. Warnock, Member